UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

First Eagle Alternative Capital BDC, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

First Eagle Alternative Capital BDC, Inc.

500 Boylston Street, Suite 1200

Boston, MA 02116

April 26, 2022

To the Stockholders of First Eagle Alternative Capital BDC, Inc.:

You are cordially invited to attend the virtual 2022 Annual Meeting of Stockholders of First Eagle Alternative Capital BDC, Inc. to be held online on June 16, 2022, at 11:00 a.m., local time at the following website: www.virtualshareholdermeeting.com/FCRD2022. Only stockholders of record at the close of business on April 21, 2022 are entitled to notice of, and to vote at, the virtual meeting or any adjournment or postponement thereof.

Details of the business to be conducted at the meeting are given in the accompanying Notice of Internet Availability of Proxy Materials.

It is important that your shares be represented at the meeting. Please follow the instructions on the Notice of Internet Availability of Proxy Materials and vote via the Internet or telephone. We encourage you to vote via the Internet as it saves significant time and processing costs. However, the Notice of Internet Availability of Proxy Materials includes instructions on how to request a hard copy of the proxy statement and proxy card for the meeting free of charge, and you may vote your proxy by returning your proxy card to us after you request the hard copy materials. Instructions are shown on the proxy card. Voting by proxy does not deprive you of your right to participate in the meeting.

To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. You will not be able to attend the 2022 Annual Meeting in person.

We look forward to seeing you at the meeting. Your vote and participation in our governance is very important to us.

Sincerely,

CHRISTOPHER J. FLYNN,

Director, Chief Executive Officer

NOTICE OF VIRTUAL 2022 ANNUAL MEETING OF STOCKHOLDERS

500 Boylston Street, Suite 1200

Boston, MA 02116

Online Meeting Only—No Physical Meeting Location

June 16, 2022, 11:00 a.m., local time

To the Stockholders of First Eagle Alternative Capital BDC, Inc.:

The virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of First Eagle Alternative Capital BDC, Inc., a Delaware corporation (the “Company” or “we”), will be held online on June 16, 2022, at 11:00 a.m., local time at the following website: www.virtualshareholdermeeting.com/FCRD2022. The Annual Meeting is being held for the following purposes:

1.

To elect Christopher J. Flynn, Edmund P. Giambastiani, Jr., Nancy Hawthorne, James D. Kern, Deborah McAneny and Jane Musser Nelson as directors of the Company, each to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022; and

3.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Stockholders may also be asked to consider and vote on such other business as may properly come before the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

The nominees of the Board of Directors for election as directors are listed in the proxy statement. We are not aware of any other business, or any other nominees for election as directors, that may properly be brought before the Annual Meeting.

Holders of record of our common stock as of the close of business on April 21, 2022, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 500 Boylston Street, Suite 1200, Boston, MA 02116, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/FCRD2022 when you enter your 16-Digit Control Number. We are furnishing a proxy statement and proxy card to our stockholders on the Internet, rather than mailing printed copies of those materials to each of our stockholders. If you received a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed copy of the proxy statement and proxy card unless you request them. Instead, the Notice of Internet Availability of Proxy Materials will instruct you as to how you may access and review the proxy statement, and vote your proxy, on the Internet. Please note, however, that if you wish to vote during the Annual Meeting and your shares are held of record by a broker, bank, trustee or nominee, you must obtain a “legal” proxy issued in your name from that record holder.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials. Thank you for your support of First Eagle Alternative Capital BDC, Inc.

By order of the Board of Directors,

SABRINA RUSNAK-CARLSON,

Secretary of the Company

Boston, Massachusetts

April 26, 2022

Your vote is extremely important! To ensure proper representation at the Annual Meeting, please follow the instructions on the Notice of Internet Availability of Proxy Materials to vote your shares via the Internet or telephone, or by requesting, signing, dating and returning a proxy card. Even if you vote your shares prior to the Annual Meeting, you still may attend the Annual Meeting and vote your shares in person.

Page
General	1
Annual Meeting Information	2
Purpose of Annual Meeting	2
Voting Information	3
Security Ownership of Certain Beneficial Owners and Management	6
PROPOSAL 1—TO ELECT CHRISTOPHER J. FLYNN, EDMUND P. GIAMBASTIANI, JR., NANCY HAWTHORNE, JAMES D. KERN, DEBORAH MCANENY AND JANE MUSSER NELSON AS DIRECTORS OF THE COMPANY, EACH TO SERVE UNTIL THE 2022 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED	8
Director and Executive Officer Information	9
Corporate Governance	19
Executive Compensation	23
Director Compensation	23
PROPOSAL 2: TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	24
Independent Auditor’s Fees	24
Audit Committee Report	25
PROPOSAL 3: TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES	26
Stockholder Proposals	26
Other Business	26
Annual Reports	26

First Eagle Alternative Capital BDC, Inc.

500 Boylston Street, Suite 1200

Boston, MA 02116

PROXY STATEMENT

Virtual 2022 Annual Meeting of Stockholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by our Board of Directors for the virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”). We are first furnishing this proxy statement to stockholders via the Internet on or about April 26, 2022. In this proxy statement, except where the context suggests otherwise, we refer to First Eagle Alternative Capital BDC, Inc. as the “Company,” “First Eagle,” “we,” “our” or “us” and the Board of Directors as the “Board.”

We encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Material or by granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, either via the Internet, by telephone or by requesting, signing, dating and returning a proxy card, and the Company receives them in time for the Annual Meeting, the persons named as proxies will vote the shares covered by the proxy card in the manner that you specified. If you give no instructions (i.e., for, against, withhold or abstain) on a duly signed and dated proxy card, the shares covered by the proxy card will be voted FOR the election of the nominees as directors and FOR the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

Why is the Annual Meeting being webcast online?

Due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our stockholders and other participants at the Annual Meeting, this year the Annual Meeting will be a virtual meeting of stockholders held via an audio webcast. The virtual meeting will provide the same rights and advantages of a physical meeting. Stockholders will be able to present questions online during the meeting, providing our stockholders with the opportunity for meaningful engagement with the Company.

How do I participate in the virtual meeting?

To participate in the meeting, you must have your 16-Digit Control Number that is shown on your Notice of Internet Availability of Proxy Materials or on your proxy card if you elected to receive proxy materials by mail. You may access the Annual Meeting by visiting www.virtualshareholdermeeting.com/FCRD2022. You will be able to submit questions during the meeting by typing in your question into the “ask a question” box on the meeting page. If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual shareholder meeting log-in page. Technical support will be available starting at 10:45 a.m. local time. You may also obtain information regarding access to the Annual Meeting by contacting our Secretary at sabrina.carlson@firsteagle.com. This Proxy Statement contains information about the items stockholders will vote on at the Annual Meeting.

Will I be able to participate in the virtual meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. In light of the ongoing uncertainty around COVID-19, we believe that holding the Annual Meeting online provides the opportunity for participation by a broader group of stockholders while our ability to hold an in-person meeting is uncertain.

We designed the format of the virtual meeting to ensure that our stockholders who attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication through online tools. We will take the following steps to ensure such an experience:

•	providing stockholders with the ability to submit appropriate questions in advance of the meeting to ensure thoughtful responses from the management and the Board;

•	providing stockholders with the ability to submit appropriate questions real-time via the meeting website, limiting questions to one per stockholder unless time otherwise permits; and

•	answering as many questions submitted in accordance with the meeting rules of conduct as possible in the time allotted for the meeting without discrimination.

Annual Meeting Information

Date and Location

The Annual Meeting will be a completely virtual meeting. There will be no physical meeting location and the meeting will only be conducted via live webcast. The Annual Meeting will be held online on June 16, 2022 at 11:00 a.m., local time, at the following website: www.virtualshareholdermeeting.com/FCRD2022. To participate in the Annual Meeting, visit www.virtualshareholdermeeting.com/FCRD2022 and enter the 16-Digit Control Number included on the proxy card you received, or in the instructions that accompany your proxy materials. Online check-in will begin at 10:45 a.m. local time. Please allow time for online check-in procedures.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear the streaming audio prior to the start of the meeting.

Availability of Proxy and Annual Meeting Materials

This proxy statement and the accompanying annual report on Form 10-K for the year ended December  31, 2021 are also available at the following website that can be accessed anonymously: www.firsteagle.com/FEACBDC.

Purpose of Annual Meeting

At the Annual Meeting, you will be asked to vote on the following proposals:

1.

To elect Christopher J. Flynn, Edmund P. Giambastiani, Jr., Nancy Hawthorne, James D. Kern, Deborah McAneny and Jane Musser Nelson as directors of the Company, each to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022; and

3.	To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Stockholders may also be asked to consider and vote on such other business as may properly come before the Annual Meeting.

Voting Information

Record Date and Voting Securities

The record date for the Annual Meeting is the close of business on April 21, 2022 (the “Record Date”). You may cast one vote for each share of common stock that you owned as of the Record Date. All shares of common stock have equal voting rights and we do not have, nor does our certificate of incorporation authorize us to issue, any other class of equity security, other than preferred. On April 21, 2022, 29,941,732 shares of common stock were outstanding.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the shares of common stock outstanding on the Record Date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. Shares for which brokers have not received voting instructions from the beneficial owner of the shares and do not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes.

If a quorum is not present at the Annual Meeting, the Chairperson of the Board or stockholders who are represented may adjourn the Annual Meeting until a quorum is present. The persons named as proxies will vote those proxies for such adjournment, unless such proxies are marked against with respect to Proposal 3, to permit the further solicitation of proxies.

Submitting Voting Instructions for Shares Held Through a Broker

If you hold shares of common stock through a broker, bank or other nominee, you must follow the voting instructions you receive from your broker, bank or nominee. Shares held beneficially in street name may be voted by you at the Annual Meeting only if you obtain a legal proxy from the broker, bank, trustee or nominee that holds your shares giving you the right to vote the shares. If your shares are held by a broker on your behalf and you do not instruct the broker as to how to vote these shares on Proposals 1 or 3 the broker may not exercise discretion to vote for or against those proposals. These shares will not be counted as having been voted on the applicable proposal. Please instruct your bank or broker so your vote can be counted.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of shares of common stock, you may authorize a proxy to vote on your behalf by following the instructions provided on the Notice of Internet Availability of Proxy Materials. Authorizing your proxy will not limit your right to participate in the Annual Meeting and vote your shares online. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Stockholders of record may also vote either via the Internet or by telephone. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

Receipt of Multiple Proxy Cards

Some of the Company’s stockholders hold their shares in more than one account and may receive a separate Notice of Internet Availability of Proxy Materials for each of those accounts. To ensure that all of your shares are represented at the Annual Meeting, we recommend that you vote by following the instructions in each Notice of Internet Availability of Proxy Materials you receive.

Revoking Your Proxy

If you are a stockholder of record, you can revoke your proxy at any time before it is exercised by (1) delivering a written revocation notice prior to the Annual Meeting to our Secretary, Sabrina Rusnak-Carlson, at First Eagle Alternative Capital BDC, Inc., 500 Boylston Street, Suite 1200, Boston, MA 02116, Attention: Corporate Secretary; (2) submitting a later-dated proxy that we receive no later than the conclusion of voting at the Annual Meeting; or (3) participating in the virtual Annual Meeting and voting online. If you hold shares of common stock through a broker, bank or other nominee, you must follow the instructions you receive from your nominee in order to revoke your voting instructions. Participating in the Annual Meeting does not revoke your proxy unless you also vote online at the Annual Meeting.

Internet and telephone procedures for voting and for revoking or changing a vote are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been properly recorded. A stockholder that votes through the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which will be borne by the stockholder.

List of Stockholders of Record

A list of our stockholders entitled to vote at the Annual Meeting will be open for examination by any stockholder for any purpose germane to the Annual Meeting for a period of 10 days prior to the Annual Meeting at our principal executive offices at 500 Boylston Street, Suite 1200, Boston, MA 02116, and electronically during the Annual Meeting at www.virtualshareholdermeeting.com/FCRD2022 when you enter your 16-Digit Control Number.

Votes Required

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions Votes Withheld and Broker Non-Votes

Proposal 1—To elect Christopher J. Flynn, Edmund P. Giambastiani, Jr., Nancy Hawthorne, James D. Kern, Deborah McAneny and Jane Musser Nelson as Directors of the Company, each to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified	Affirmative vote of the holders of a plurality of shares participating or represented by proxy at the Annual Meeting and entitled to vote on the election of directors	No	Votes withheld and broker non-votes will have no effect on the result of the vote.

Proposal 2—To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2022	Affirmative vote of the holders of a majority of the shares participating or represented by proxy at the Annual Meeting and entitled to vote on the proposal	Yes	Abstentions will not be counted as votes cast and will have no effect on this proposal. No broker non-votes since banks, brokers and other holders of record may exercise discretion and vote on this matter and these will be counted as votes cast

Proposal	Vote Required	Broker Discretionary Voting Allowed?	Effect of Abstentions Votes Withheld and Broker Non-Votes

Proposal 3—To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies	Affirmative vote of the holders of a majority of the shares participating or represented by proxy at the Annual Meeting and entitled to vote on the proposal	No	Abstentions and broker non-votes will have the effect of a vote against this proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Annual Meeting. We have requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners. We will reimburse such persons for their reasonable expenses in so doing.

In addition to mail and email, proxies may be solicited personally via the Internet or by telephone or facsimile transmission by directors or officers of the Company or officers or employees of First Eagle Alternative Credit, LLC (the “Advisor”), our investment adviser (without special compensation).

Costs of Solicitation

We pay the cost of soliciting proxies. Proxies will be solicited on behalf of the Board by mail, telephone, other electronic means or personally. We have retained Kingsdale Advisors 745 Fifth Avenue, Suite 500, New York, New York 10151, to help with the solicitation for a fee of $9,500 plus reasonable out-of-pocket costs and expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries their reasonable out-of-pocket expenses for forwarding solicitation materials to stockholders and obtaining their votes.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of April 21, 2022, the beneficial ownership of each current director, the nominees for director, the Company’s executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group. Percentage of beneficial ownership is based on 29,941,732 shares of common stock outstanding as of April 21, 2022.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. The Company’s directors are divided into two groups—interested directors and independent directors. Interested directors are “interested persons” of First Eagle Alternative Capital BDC, Inc. as defined in Section 2(a)(19) of the 1940 Act. Unless otherwise indicated, the address of all executive officers and directors is c/o First Eagle Alternative Capital BDC, Inc., 500 Boylston Street, Suite 1200, Boston, MA 02116.

Name	Number of Shares Owned Beneficially	Percentage
Interested Directors:
Christopher J. Flynn	166,478	*
Independent Directors:
Edmund P. Giambastiani, Jr.	1,924	*
Nancy Hawthorne(1)(2)	14,869	*
James D. Kern	4,000	*
Deborah McAneny	9,500	*
Jane Musser Nelson	3,650	*
Executive Officers:
Andrew James Morris	—	*
Sabrina Rusnak-Carlson	13,090	*
Jennifer Wilson	—	*
All executive officers and directors as a group (9 persons)	213,511	*
5% of more holders(3):
First Eagle Investment Management LLC(4)	5,004,422	16.71%
1345 Avenue of the Americas, 48th Floor New York, NY 10105
Leon G. Cooperman(5)	2,177,810	7.27%
St. Andrew’s Country Club 7118 Melrose Castle Lane Boca Raton, FL 33496
RiverNorth Capital Management, LLC(6)	2,041,532	6.82%
325 N. LaSalle Street, Ste. 645 Chicago, Illinois 60654
Fiera Capital Corporation(7)	1,535,191	5.13%
1981, avenue McGill College Suite 1500, Montreal, Quebec, Canada, H3A 0H5

*	Represents less than 1%.

(1)	Includes shares purchased through a dividend reinvestment plan.
(2)	Shares are held in the Nancy Hawthorne SEP FBO Nancy Hawthorne, for which Ms. Hawthorne has sole voting and dispositive power.
(3)	Information about the beneficial ownership of our principal stockholders is derived from filings made by them with the SEC.
(4)	Includes shares owned by the Advisor, which is wholly owned by First Eagle Investment Management LLC.
(5)

Based on information included in the Schedule 13G filed by Leon G. Cooperman on February 14, 2022, as of December 31, 2021, Mr. Cooperman beneficially owned 2,177,810 shares of the Company’s common stock and had sole voting and dispositive power over 1,977,810 shares of the Company’s common stock. Mr. Cooperman is married to an individual named Toby Cooperman. Mr. Cooperman has investment discretion over the shares held by Together Education, Inc. (formerly known as Uncommon Knowledge And Achievement, Inc.), a 501(c)(3) Delaware charitable foundation (“Together Education”). As to the shares owned by Together Education, there would be shared power to dispose or to direct the disposition of such shares because the owners of the Together Education may be deemed beneficial owners of such shares pursuant to Rule 13d-3 under the Act as a result of their right to terminate the discretionary account within a period of 60 days. Mr. Cooperman has an adult son named Michael S. Cooperman. The Michael S. Cooperman WRA Trust (the “WRA Trust”) is an irrevocable trust for the benefit of Michael S. Cooperman. Mr. Cooperman has investment authority over the shares held by Toby Cooperman, Michael S. Cooperman, the WRA Trust accounts, and the Individual Retirement Accounts of Toby and Michael S. Cooperman. Mr. Cooperman’s ownership consists of 1,408,310 shares owned by Mr. Cooperman; 225,500 shares owned by Toby Cooperman; 116,600 shares owned by Michael S. Cooperman; 200,000 shares owned by the WRA Trust; 200,000 shares owned by Together Education; and 27,400 shares owned by the UTMA account for Asher Silvin Cooperman.

(6)	Based on information included in the Schedule 13G filed by RiverNorth Capital Management, LLC (“RiverNorth”) on February 14, 2022, as of December 31, 2021.
(7)	Based on information included in the Schedule 13G filed by Fiera Capital Corporation (“Fiera”) on February 4, 2022, as of December 31, 2021.

The following table sets forth, as of April 21, 2022, the dollar range of our equity securities that is beneficially owned by each of our directors. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Christopher J. Flynn(4)	$500,001—$1,000,000
Independent Directors:
Edmund P. Giambastiani, Jr.	$1—$10,000
Nancy Hawthorne	$50,001—$100,000
James D. Kern	$10,001—$50,000
Deborah McAneny	$10,001—$50,000
Jane Musser Nelson	$10,001—$50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)	The dollar range of equity securities beneficially owned in the Company is based on the closing price for our common stock of $4.07 on April 21, 2022 on The NASDAQ Global Select Market.
(3)	The dollar ranges of equity securities beneficially owned are: None; $1—$10,000; $10,001—$50,000; $50,001—$100,000; $100,001—$500,000; $500,001—$1,000,000 or over $1,000,000.
(4)	Includes shares indirectly owned through acquisitions by the Advisor.

PROPOSAL 1—TO ELECT CHRISTOPHER J. FLYNN, EDMUND P. GIAMBASTIANI, JR., NANCY HAWTHORNE, JAMES D. KERN, DEBORAH MCANENY AND JANE MUSSER NELSON AS DIRECTORS OF THE COMPANY, EACH TO SERVE UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

Our business and affairs are managed under the direction of the Board. Pursuant to our Amended and Restated Certificate of Incorporation, as amended, the Board may modify, by amendment to our By-Laws, the number of members of the Board provided that the number of directors will not be fewer than two or greater than nine and that no decrease in the number of directors shall shorten the term of any incumbent director. The Board currently consists of six members, of whom five are not “interested persons” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Rule 5606(b) of The NASDAQ Global Select Market rules require that the Company maintain a majority of the members of the Board that are considered independent and are not “interested persons” (as defined in the 1940 Act) of the Company or the Advisor (collectively, the “Independent Directors”) further provides that a director of a business development company (“BDC”) shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act.

Each of the directors will hold office until the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified or such director’s earlier resignation, death or removal. At each Annual Meeting, the successors to the directors will be elected to hold office for a term expiring at the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified or any director’s earlier resignation, death or removal.

Messrs. Flynn, Giambastiani, and Kern and Mses. Hawthorne, McAneny and Nelson have each been nominated for re-election for terms expiring at the 2023 Annual Meeting of Stockholders and have indicated their willingness to continue to serve if elected and have consented to be named as nominees. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

Required Vote

A stockholder can vote for or withhold authority for each of the nominees. A director nominee will be elected by the affirmative vote of the holders of a plurality of shares present and participating or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Under plurality voting, directors receiving the most “for” votes are elected. Since only “for” votes are counted, not any “withhold” votes or abstentions, in an uncontested election (i.e., an election where the only nominees are those proposed by the Board) theoretically a director could be elected with only one “for” vote, despite an overwhelming number of “withhold” votes. Shares represented by broker non-votes are not considered entitled to vote and thus are not counted for purposes of determining whether each of the nominees for election as a director have been elected. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a bona fide nominee is unable to serve or for good cause will not serve as a director, it is intended that the proxy will be voted for the election of such person nominated as a replacement. The Board has no reason to believe that the persons named will be unable or unwilling to serve.

The Board unanimously recommends a vote “FOR” this proposal.

Director and Executive Officer Information

Directors

Information regarding the nominees for election as a director at the Annual Meeting is as follows:

Nominees for election as directors to serve until our 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

Name, Address(1), and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Director(2):

Christopher J. Flynn (49)	Director, Chief Executive Officer	Director since 2015; term expires 2022	President, First Eagle Alternative Credit, LLC (2017–present); Co-Chief Investment Officer (2014-2017), THL Credit Inc., and THL Credit Advisors LLC	First Eagle Logan JV LLC; THL Credit Advisors LLC; THL Credit Merical Holdings Inc., and Dimont Acquisition, Inc.

Independent Directors:

Edmund P. Giambastiani, Jr. (74)	Director	Director since 2016; term expires 2022	None	Invesco Exchange Traded Fund Trusts (224 funds overseen); The Boeing Company (2009-2021); MITRE Corporation (2008-2020); Oppenheimer Funds (2013-2019)

Name, Address(1), and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Nancy Hawthorne (71)	Chairperson of the Board	Director since 2009; term expires 2022	Founder and Partner, Hawthorne Financial Advisors, LLC (2014-present)

Avid Technology, Inc. (provider of an open and integrated technology platform); Brighthouse Funds Trust (formerly known as the MetLife Funds) (73 funds overseen); CRA International, Inc. (global consulting firm); First Eagle Credit Opportunities Fund (investment fund); North Shore Medical Center (healthcare service)

James D. Kern (56)	Director, Chairperson of the Governance and Compensation Committee	Director since 2014; term expires 2022	Managing Partner, Majestic Ventures 1 LLC (consulting and investment partnership focused on early stage growth companies) (2014-2021); Chief Executive Officer, Emerging Payments Technologies, Inc. (alternative payment solution provider) (2016-2017)

PlaySight Interactive Ltd. (designer of consumer sports analytics systems); Basic Energy Services, Inc. (provider of well site services to oil and natural gas drilling and producing companies); Boart Longyear Ltd. (provider of drilling services, drilling equipment and performance tooling for mining and drilling companies)

Name, Address(1), and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years
Deborah McAneny (63)	Director, Chairperson of the Audit Committee	Director since 2015; term expires 2022	None

Jones Lang LaSalle (professional services and investment management); HFF, Inc. (provider of commercial real estate and capital markets services); RREEF Property Trust, Inc. (public non-traded REIT); RREEF America REIT II (open-end core real estate fund); KKR Real Estate Finance Trust, Inc.

Jane Musser Nelson (64)	Director	Director since 2018; term expires 2022	None	Alcentra (a wholly-owned subsidiary of BNY Mellon); Adams Funds (2 funds overseen)

(1)	The address of each director is care of the Secretary of the Company at 500 Boylston Street, Suite 1200, Boston, MA 02116.
(2)	“Interested person,” as defined in the 1940 Act, of the Company. Mr. Flynn is an interested person of the Company due to his affiliation with the Advisor.

Biographical Information

Biographical information regarding the Board is set forth below. We have divided the directors into two groups-independent directors and interested directors. The interested director is an “interested persons” of First Eagle Alternative Capital BDC, Inc., as defined in Section 2(a)(19) of the 1940 Act.

Interested Director

Christopher J. Flynn. Mr. Flynn joined the Board in 2015. Mr. Flynn is Chief Executive Officer of First Eagle Alternative Capital BDC, Inc., and President of First Eagle Alternative Credit, LLC and a member of the Board of Directors of First Eagle Alternative Capital BDC, Inc. and First Eagle Logan JV LLC. He also serves on the Investment Committee of First Eagle Alternative Capital BDC, Inc. and First Eagle Logan JV LLC and on the Global Investment Committee of First Eagle Alternative Credit, LLC. Previously, Mr. Flynn served as Co-Chief Investment Officer, and prior to that, Co-President and Managing Director, of First Eagle Alternative Capital BDC, Inc. and THL Credit Advisors LLC. Since joining First Eagle Alternative Credit, LLC (and its predecessor), Mr. Flynn has been involved in origination and closing investments, portfolio management, capital raising and management of THL Credit’s direct lending private funds and accounts, and the establishment of the Chicago and New York offices of THL Credit Advisors LLC. Prior to joining THL Credit in 2007, Mr. Flynn was a Vice President at AIG in the Leveraged Capital Group. Mr. Flynn joined AIG in February 2005 after working for Black Diamond Capital Management, a hedge fund, as a Senior Financial Analyst. From 2000 to

2003, Mr. Flynn worked in a variety of roles at GE Capital, lastly as an Assistant Vice President within the Capital Markets Syndication Group. Prior to joining GE Capital, Mr. Flynn worked at BNP Paribas as a Financial Analyst and at Bank One as a Commercial Banker. Mr. Flynn earned his M.B.A. with a concentration in Finance and Strategy from Northwestern University’s Kellogg Graduate School of Business and his B.A. in Finance from DePaul University.

Mr. Flynn’s experience as Chief Executive Officer and formerly as Co-Chief Investment Officer at the Company, his past experience at various firms in the financial services industry as well as his serving on the boards of directors of numerous private companies in connection with his role at the Company are among the attributes that led to the conclusion that Mr. Flynn should serve on the Board.

Independent Directors

Edmund P. Giambastiani, Jr. Admiral Giambastiani joined the Board in 2016. He has extensive leadership experience serving in the U.S. Navy for 37 years until his retirement in 2007. Admiral Giambastiani served as the Seventh Vice Chairman of the Joint Chiefs of Staff, the second ranking officer in the U.S. military, as NATO’s first Supreme Allied Commander Transformation and as Commander, U.S. Joint Forces Command. Additionally while on active duty, Admiral Giambastiani held extensive operational and staff assignments including command at the submarine, submarine squadron, fleet, allied and joint service level. Admiral Giambastiani currently serves on the board of trustees of the various Invesco Exchange Traded Fund Trusts and is a member of the board of managers of Innovative Defense Technologies, LLC. In addition to independent consulting, he serves on the advisory boards of the Massachusetts Institute of Technology Lincoln Laboratory and Lawrence Livermore National Laboratory. Admiral Giambastiani recently retired from the board of directors of The Boeing Company and the MITRE Corporation. He also served as the chairman of the board of Monster Worldwide, Inc. and as a member of the board of trustees of the Oppenheimer Funds (designated the New York Board). Since retirement from the Navy, he has served on numerous U.S. Government advisory boards, investigations and task forces for the Secretaries of Defense, State and Interior in addition to the Director of the Central Intelligence Agency and as a congressionally appointed commissioner on the Military Compensation and Modernization Commission. Admiral Giambastiani holds a B.S. from the U.S. Naval Academy where he graduated with leadership distinction.

Admiral Giambastiani’s various senior leadership roles within the U.S. military and his service as a Chairman and board member of two large publicly traded companies are among the attributes that led to the conclusion that Admiral Giambastiani should serve on the Board.

Nancy Hawthorne. Ms. Hawthorne joined the Board in 2009 and serves as the Chairperson of the Board. Since 2014, Ms. Hawthorne has served as founder and Partner of Hawthorne Financial Advisors, LLC, a registered investment advisor. In addition, Ms. Hawthorne served as Chair and Chief Executive Officer of Clerestory LLC, a financial advisory and investment firm from August 2001 through December 2015. From 1997 to 1998, Ms. Hawthorne served as Chief Executive Officer and Managing Partner of Hawthorne, Krauss & Associates, LLC, a provider of consulting services to corporate management, and as Chief Financial Officer and Treasurer of Continental Cablevision, a cable television company, from 1982 to 1997. Ms. Hawthorne has served on the board of directors of Avid Technology, Inc., a provider of an open and integrated technology platform, since 1997, including as chairperson from February 2018 to May 2018 and from May 2004 to May 2007, as lead independent director from October 2014 to February 2018 and from January 2008 to December 2011, and as interim Chief Executive Officer from August 2007 to December 2007. Ms. Hawthorne is a trustee of Brighthouse Funds Trust, formerly known as the MetLife Funds, a family of mutual funds established by the Metropolitan Life Insurance Company. Ms. Hawthorne is also a director of CRA International, Inc., a global consulting firm. In addition, Ms. Hawthorne serves as a trustee of the First Eagle Credit Opportunities Fund. She previously served as a trustee of North Shore Medical Center, a member of the Finance Committee at MassGeneral Brigham (a non-profit hospital and physicians network), and a trustee of the Investment Committee at Wellesley College. Ms. Hawthorne has a B.A. from Wellesley College and an M.B.A. from Harvard Business School.

Ms. Hawthorne’s experience as Chair and Chief Executive Officer of a financial advisory and investment firm, as well as her service as lead independent director of an operating company and director of a mutual fund are among the attributes that led to the conclusion that Ms. Hawthorne should serve on the Board.

James D. Kern. Mr. Kern joined the Board in 2014 and serves as the Chairperson of the Governance and Compensation Committee. Mr. Kern served as Managing Partner of Majestic Ventures 1 LLC, a consulting and investment partnership focused on early stage growth companies from May 2014 to January 2021. From September 2016 to September 2017, Mr. Kern served as the Chief Executive Officer of Emerging Payments Technologies, Inc., a leading alternative payment solution provider. In addition, Mr. Kern previously served on the board of directors of PlaySight Interactive Ltd., a designer of consumer sports analytics systems, Basic Energy Services, Inc., a provider of well site services to oil and natural gas drilling and producing companies, and Boart Longyear Ltd. (ASX: BLY), a provider of drilling services, drilling equipment and performance tooling for mining and drilling companies. From 2010 to mid-2014, Mr. Kern was a Managing Director at Nomura Securities, serving as Head of Global Finance FIG and Specialty Finance Investment Banking for the Americas. He previously served as a Managing Director at J.P. Morgan Securities within the FIG practice focused on Asset Management and Specialty Finance clients and, from 1994-2008, was a Senior Managing Director at Bear Stearns where he held several positions including Head of Strategic Finance-FIG, Head of Corporate Derivatives and was a founding member of the firm’s Structured Equity Products group. Mr. Kern has a B.S. from the Marshall School of Business at the University of Southern California.

Mr. Kern’s experience in senior management, advisory and banking roles with various firms in the financial services industry, including those in the specialty finance space, are among the attributes that led to the conclusion that Mr. Kern should serve on the Board.

Deborah McAneny. Ms. McAneny joined the Board in 2015 and serves as the Chairperson of the Audit Committee. Ms. McAneny previously served as the Chief Operating Officer of Benchmark Senior Living, LLC from 2007 to 2009. Prior to joining Benchmark, Ms. McAneny was employed at John Hancock Financial Services for 20 years in various positions including as Executive Vice President for Structured and Alternative Investments where she was responsible for a portfolio of investment businesses with total assets under management of $20 billion including all real estate, commercial mortgages, CMBS, structured fixed-income, timber and agricultural. She was a Senior Auditor with Arthur Andersen & Co from 1981 to 1985. She is currently on the board of directors of RREEF America REIT II, an open-ended, core real estate fund and RREEF Property Trust, Inc., a public non-traded REIT. She is also currently a director of KKR Real Estate Finance Trust, Inc. (NYSE: KREF) and Jones Lang LaSalle (NYSE: JLL). In addition, she serves on the University of Vermont Foundation. She was formerly on the board of directors of KKR Financial Holdings from 2005 through 2014 and HFF, Inc. (NYSE: HF) from 2007 through 2019. She is a former Chair of the Board of Trustees of the University of Vermont, and a past President of the Commercial Mortgage Securities Association. Ms. McAneny holds a Masters Professional Director Certification from the American College of Corporate Directors, a national public company director education and credentialing organization and a B.S. in Business Management from the University of Vermont.

Ms. McAneny’s experience in senior management roles at a financial services firm with a focus on specialty finance, as well as her service as a lead independent director and director of multiple financial services firms are among the attributes that led to the conclusion that Ms. McAneny should serve on the Board.

Jane Musser Nelson. Ms. Musser Nelson joined the Board in 2018. Ms. Musser Nelson was formerly a managing director with Cambridge Associates where she spent eight years researching credit managers and working with a broad array of clients building credit portfolios as well as advising all asset allocations. Prior to this, she was an Executive Vice President at Bain Credit, investing and managing portfolios of leveraged loans and high yield bonds. Ms. Musser Nelson was also at ING Capital Advisors for eight years, serving on their U.S. and European Investment Committees and managing CLOs. Prior to ING, Ms. Musser Nelson was a Vice President at Eaton Vance working on the Senior Debt Fund team. She is currently serving as a director on

Alcentra, a wholly-owned subsidiary of BNY Mellon, and Adams Funds, publicly traded closed-end funds, and on the advisory committee of several other private funds. Ms. Musser Nelson has a B.A. from Smith College and an M.B.A. from the Amos Tuck School of Business, Dartmouth College.

Ms. Musser Nelson’s experience in senior management roles at various financial services firms with a focus on leveraged loans, CLOs and private debt are among the attributes that led to the conclusion that Ms. Musser Nelson should serve on the Board.

Executive Officers

The following persons serve as our executive officers (“Executive Officers”) in the following capacities:

Name, Address(1), and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christopher J. Flynn (49)	Chief Executive Officer	2015

Mr. Flynn is President of First Eagle Alternative Credit, LLC, and a Director of First Eagle Logan JV LLC. He also serves on the investment committee of the Company and First Eagle Logan JV LLC and on the global investment committee of First Eagle Alternative Credit, LLC. Mr. Flynn is also a Director of First Eagle Alternative Credit, LLC. Previously, Mr. Flynn served as Co-Chief Investment Officer, and prior to that, Co-President and Managing Director, of the Company and THL Credit Advisors LLC.

Sabrina Rusnak-Carlson (43)	General Counsel and Secretary	2016

Ms. Rusnak-Carlson is the General Counsel and Head of Legal, Compliance and Risk of First Eagle Alternative Credit, LLC. She also served as Chief Compliance Officer from 2018 to 2019. Prior to joining the Company in 2015, Ms. Rusnak-Carlson was a Partner in the Corporate Department and a member of the Finance, Private Debt Finance and Distressed Debt Groups of Proskauer Rose LLP.

Name, Address(1), and Age	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Andrew J. Morris (36)	Chief Compliance Officer	2019

Mr. Morris is the Chief Compliance Officer of First Eagle Alternative Credit, LLC. He also served as senior counsel of THL Credit Advisors LLC from 2019 to 2020. Prior to joining the Company, Mr. Morris was an associate at Kirkland & Ellis LLP from 2016 to 2019 and an associate at Davis Polk & Wordwell LLP from 2014 to 2016.

Jennifer M. Wilson (49)	Chief Accounting Officer, Treasurer	2020	Ms. Wilson is the Chief Accounting Officer of First Eagle Alternative Credit, LLC. She also served Director of Financial Planning & Analysis of THL Credit Advisors, LLC from 2018 to 2019. Prior to joining the Company, Ms. Wilson was a Managing Partner and Chief Financial Officer at Four Wood Capital Partners LLC from 2012-2018.

(1)	The address of each Executive Officer is care of the Secretary of the Company at 500 Boylston Street, Suite 1200, Boston, MA 02116.

Biographical Information

Executive Officers Who Are Not Directors

Sabrina Rusnak-Carlson. Ms. Rusnak-Carlson is the General Counsel and Secretary of First Eagle Alternative Capital BDC, Inc., and First Eagle Alternative Credit, LLC. She is also the Head of Legal, Compliance and Risk at First Eagle Alternative Credit, LLC. Her role includes legal and compliance review of First Eagle Alternative Credit’s business operations, investing transactions, regulatory filings and strategic initiatives. Prior to joining First Eagle Alternative Credit, LLC (together with its predecessor THL Credit Advisors LLC) in 2015, Ms. Rusnak-Carlson was a Partner in the Corporate Department and a member of the Finance, Private Debt Finance and Distressed Debt Groups of Proskauer Rose LLP (“Proskauer Rose”) where she was responsible for representing alternative lenders in complex financings including acquisition financings, dividend recapitalization financings, asset-based loans, cash flow loans, cross-border and multi-currency loans, multi-tiered financing facilities, second-lien, unitranche, mezzanine, subordinated debt, and distressed debt facilities in addition to intercreditor agreements and debt restructurings. Prior to joining Proskauer Rose,

Ms. Rusnak-Carlson worked at Nutter McClennen & Fish LLP as an Associate and prior thereto, at Triage Consulting Group as a Financial Consultant. Ms. Rusnak-Carlson earned her J.D. from the Boston University School of Law and her B.S. in Business Administration from Georgetown University.

Andrew J. Morris. Mr. Morris is the Chief Compliance Officer of First Eagle Alternative Capital BDC, Inc., and First Eagle Alternative Credit, LLC. His role includes oversight of the Company’s regulatory compliance matters and administration of compliance policies and procedures. Mr. Morris joined First Eagle Alternative Credit, LLC in 2019 as senior counsel. Prior to joining THL Credit, Mr. Morris was an associate at Kirkland & Ellis LLP from 2016 to 2019 and an associate at Davis Polk and Wardwell LLP from 2014 to 2016. Mr. Morris earned his J.D. from the University of Pennsylvania Law School in 2014 and his B.A. in International Affairs from George Washington University in 2008.

Jennifer M. Wilson. Ms. Wilson is the Chief Accounting Officer and Treasurer of First Eagle Alternative Capital BDC, Inc. and First Eagle Alternative Credit, LLC. Her role includes overseeing the financial reporting and accounting obligations for the firm’s publicly traded funds. In addition, she is responsible for evaluating new product and business opportunities across the platform including those related to the firm’s retail initiatives. Ms. Wilson joined First Eagle Alternative Credit, LLC in 2018 as Director of Financial Planning & Analysis. Prior to joining First Eagle Alternative Credit, LLC, Ms. Wilson was a Managing Partner and the CFO of Four Wood Capital Partners LLC. Prior to Four Wood Capital Partners LLC, Ms. Wilson held several roles at Bank of America/Merrill Lynch, including her role as an investment banking director in the Financial Institutions Group and her role as a business manager for Media, Telecom and Technology investment banking group. Ms. Wilson began her career at Deloitte & Touche in the Assurance & Advisory Services group. Ms. Wilson is a licensed CPA. She received her B.A. in Business Economics from the University of California, Los Angeles and her M.B.A. from the Fuqua School of Business at Duke University.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of our investment adviser and related investment management agreement and administration agreement and our officers, reviews and monitors the services and activities performed by our investment adviser and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

CEO as Director

The Board’s governance structure is strengthened by having its CEO serve as a director on the Board, together with an independent chairperson. The Board believes this provides an efficient and effective leadership model for the Company. Including our CEO on the Board fosters clear accountability, effective decision-making, and alignment on corporate strategy.

No single leadership model is right for all companies at all times. The Board recognizes that, depending on the circumstances, other leadership models might be appropriate. Accordingly, the Board periodically reviews its leadership structure.

Moreover, the Board believes that its governance practices provide adequate safeguards against any potential risks that might be associated with having its CEO on the Board. Specifically:

•	A supermajority of the directors of the Company are Independent Directors;

•	All of the members of the Audit Committee and Governance and Compensation Committee are Independent Directors;

•	The Board and its committees regularly conduct scheduled meetings in executive session, out of the presence of Mr. Flynn and other members of management;

•	The Board’s Independent Directors and the Board’s committees consult with independent legal counsel out of the presence of Mr. Flynn and other members of management;

•	The Independent Directors periodically meet with the Company’s Chief Compliance Officer, out of the presence of Mr. Flynn and other members of management;

•	The Board and its committees regularly conduct meetings that specifically include Mr. Flynn;

•

The Board and its committees remain in close contact with, and receive reports on various aspects of the Company’s management and enterprise risk directly from the Company’s senior management and independent auditors;

•	The Board and its committees interact with employees of the Company outside the ranks of senior management; and

•	The Chairperson of the Board is an Independent Director.

The Board believes that having a CEO who also serves as a director on the Board, having an independent Chairperson, and having experienced directors that conduct at least an annual Board self-evaluation, among other things, provides the right leadership structure for the Company and is best for the Company and its stockholders at this time.

Board’s Role In Risk Oversight

The Board performs its risk oversight function primarily through (i) its standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (ii) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.

Day-to-day risk management with respect to the Company is the responsibility of the Advisor and in some cases, other service providers to the extent that risk management is delegated to third parties, but in all cases, risk management is subject to the supervision of the Advisor. The Company is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by the Advisor and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Company. Risk oversight is part of the Board’s general oversight of the Company and is addressed as part of various board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Company and internal accounting personnel for the Advisor, as appropriate, regarding risks faced by the Company and management’s or its service providers’ risk functions. Nancy Hawthorne, an Independent Director, serves as Chairperson of the Board. The Board believes that it is in the best interests of the stockholders for Ms. Hawthorne to lead the Board because of her familiarity with our business and investment objective, her broad experience with the day-to-day management and operation of other investment funds and her significant background in the financial services industry, as described above. The Board believes that its leadership structure is appropriate because the structure allocates areas of responsibility among the individual directors and the committees in a manner that enhances effective oversight. The committee system facilitates the timely and efficient consideration of matters by the directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Company’s activities and associated risks. The Board also believes that its size creates an efficient corporate governance structure that provides opportunity for direct communication and interaction between management and the Board.

The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Company’s compliance program and reports to the Board regarding compliance matters for the Company and the Advisor. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

We believe that the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, we are limited in our ability to enter into transactions with our affiliates, including investing in any portfolio company in which one of our affiliates currently has an investment.

Transactions with Related Persons

Investment Management Agreement

On January 28, 2020, the Board unanimously approved the investment management agreement (the “Investment Management Agreement”) between us and the Advisor. The Investment Management Agreement received stockholder approval at a special stockholder meeting held on May 28, 2020. Upon receipt of stockholder approval, the Investment Management Agreement went into effect.

The Investment Management Agreement consists of a base management fee and an incentive fee that consists of two components: incentive fee on net investment income and incentive fee on capital gains. The two components are determined independent of each other. For the year ended December 31, 2021, we incurred base management fees of $4.0 million, gross of any waivers. For the year ended December 31, 2021, we were issued a base management fee waiver of $879 thousand. As of December 31, 2021, $1.1 million was payable to the Advisor. For the year ended December 31, 2021, we incurred no incentive fee related to ordinary income or capital gains.

Administration Agreement

We have also entered into an administration agreement with the Advisor on January 31, 2020 under which the Advisor provides administrative services to the Company. Under the administration agreement, the Advisor performs, or oversees the performance of administrative services necessary for our operation, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, the Advisor assists in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse the Advisor for our allocable portion of the costs and expenses incurred by the Advisor for overhead in performance by the Advisor of its duties under the administration agreement and the investment management agreement, which may include facilities, office equipment and our allocable portion of cost of compensation and related expenses of our chief financial officer and chief compliance officer and their respective staffs, as well as any costs and expenses incurred by the Advisor relating to any administrative or operating services provided by the Advisor to us. The Board reviews the allocation methodologies with respect to such expenses. Such allocated costs are reflected as administrator expenses in the accompanying Consolidated Statements of Operations. Under the administration agreement, the Advisor provides, on our behalf, managerial assistance to those portfolio companies to which we are required to provide such assistance. To the extent that the Advisor outsources any of its functions, we pay the fees associated with such functions on a direct basis without profit to the Advisor.

For the year ended December 31, 2021, we incurred administrator expenses of $901 thousand. As of December 31, 2021, $118 thousand in administrator expenses were due to the Advisor, which was included in accrued administrator expenses on the Consolidated Statements of Assets and Liabilities.

Due To and From Affiliates

The Advisor paid certain other general and administrative expenses on our behalf. As of December 31, 2021, there were fees of $116 thousand due to affiliate, which was included in due to affiliate on the Consolidated Statements of Assets and Liabilities.

We act as the investment adviser to First Eagle Greenway Fund II LLC (“Greenway II”) and are entitled to receive certain fees. As a result, Greenway II is classified as an affiliate. As of December 31, 2021, $44 thousand of total fees and expenses related to Greenway II were included in due from affiliate on the Consolidated Statements of Assets and Liabilities.

For our controlled equity investments, as of December 31, 2021, we had $2.3 million of dividends receivable from First Eagle Logan JV LLC (“Logan JV”) and $238 thousand of interest and fees from OEM Group, LLC, included in interest, dividends, and fees receivable on the Consolidated Statements of Assets and Liabilities.

Review, Approval or Ratification of Transactions with Related Persons

The Audit Committee of the Board is required to review and approve any transactions with related persons (as such term is defined in Item 404 of Regulation S-K).

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own 10% or more of our voting stock, to file reports of ownership and changes in ownership of our equity securities with the SEC. Directors, executive officers and 10% or more holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of those forms filed with the SEC, or written representations that no such forms were required, we believe that our directors, executive officers and 10% or more holders complied with all Section 16(a) filing requirements during the year ended December 31, 2021 except as follows: Edward J. Giordano’s Form 3 filing on September 27, 2021 was late due to an administrative delay.

Corporate Governance

Corporate Governance Documents

We maintain a corporate governance webpage at the “Corporate Governance” link under the “Investor Resources” link at https://investor.feacbdc.com/.

Our Code of Ethics and Business Conduct, Code of Ethics, Nominating Procedures and Board committee charters are available at our corporate governance webpage at https://investor.feacbdc.com/ and are also available to any stockholder who requests them by writing to our Corporate Secretary, Sabrina Rusnak-Carlson, at First Eagle Alternative Capital BDC, Inc., 500 Boylston Street, Suite 1200, Boston, MA 02116, Attention: Corporate Secretary.

Director Independence

In accordance with rules of The NASDAQ Global Select Market, the Board annually determines the independence of each director. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company. The Company monitors the status of its directors and officers through the activities of the Company’s Governance and Compensation Committee and through a questionnaire to be completed by each director no less frequently than annually, with updates periodically if information provided in the most recent questionnaire has changed.

In order to evaluate the materiality of any such relationship, the Board uses the definition of director independence set forth in The NASDAQ Global Select Market rules. The NASDAQ Global Select Market rules provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with the Company.

The Board has determined that each of the directors and nominees is independent and has no relationship with the Company, except as a director and in some cases, as a stockholder of the Company, with the exception of Mr. Flynn. Mr. Flynn is an interested persons of the Company due to his position as an officer of the Company.

Annual Evaluation

Our directors perform an evaluation, at least annually, of the effectiveness of the Board and its committees. This evaluation includes an annual questionnaire and the Board and Board committee discussion and is conducted by legal counsel to the Independent Directors.

Board Meetings and Committees

The Board met 5 times during fiscal year 2021. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member of such committees. The Board’s standing committees are set forth below. We require each director to make a diligent effort to attend all Board and committee meetings, as well as each Annual Meeting of Stockholders. Two of our directors attended our 2021 Annual Meeting of Stockholders.

Executive Sessions and Communications with Directors

The Independent Directors intend to meet in executive sessions at the conclusion of each regularly scheduled meeting of the Board, and additionally as needed, without the presence of any directors or other persons who are part of the Company’s management. These executive sessions of the Board will be presided over by Ms. Hawthorne, the Chairperson of the Board.

Stockholders and other interested parties may contact any member (or all members) of the Board by mail or electronically. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent to First Eagle Alternative Capital BDC, Inc., 500 Boylston Street, Suite 1200, Boston, MA 02116, Attention: Corporate Secretary. Any communication to report potential issues regarding accounting, internal controls and other auditing matters will be directed to the Audit Committee. Appropriate First Eagle Alternative Capital BDC, Inc. personnel will review and sort through communications before forwarding them to the addressee(s).

Audit Committee

The Audit Committee is presently composed of three persons, Deborah McAneny (Chairperson), Nancy Hawthorne and Jane Musser Nelson, all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. The Board has determined that each member of our Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, or the Exchange Act. In addition, each member of our Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act and, in addition, is not an “interested person” of the Company or of the Advisor as defined in Section 2(a)(19) of the 1940 Act. The Audit Committee met four times during the 2021 fiscal year.

The Audit Committee operates pursuant to a charter approved by the Board. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist the Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence and performance of, as well as communicate openly with, our registered public accounting firm, the performance of our internal audit function and our compliance with legal and regulatory requirements.

A charter of the Audit Committee is available in print to any stockholder who requests it and it is also available on the Company’s website at https://investor.feacbdc.com/.

Governance and Compensation Committee

At our March 7, 2017 Board of Directors meeting, the Board unanimously approved the combination of the Governance Committee and the Compensation Committee to form the Governance and Compensation Committee. The Governance and Compensation Committee operates pursuant to a charter approved by the Board, which combines the responsibilities of the previous Governance Committee and Compensation Committee, including: (i) making nominations, in compliance with our nominating procedures (“Nominating Procedures”), for the appointment or election of Independent Directors, personnel training policies and administering the provisions of the code of ethics and the code of ethics and business conduct applicable to the Independent Directors, and (ii) overseeing the Company’s compensation policies, evaluating executive officer performance and reviewing and approving the compensation, if any, by the Company of its executive officers. The Nominating Procedures set forth our policy regarding director qualifications and skills, the process for identifying and evaluating director nominees and directors available for re-election, the process for evaluating director candidates nominated by stockholders, the process regarding stockholder communications with the Board and the policy regarding directors’ attendance at annual meetings.

The Governance and Compensation Committee currently consists of James D. Kern (Chairperson), Nancy Hawthorne and Edmund Giambastiani Jr., all of whom are considered independent for purposes of the 1940 Act and The NASDAQ Global Select Market listing standards. The Governance and Compensation Committee met two times during the 2021 fiscal year.

The Governance and Compensation Committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and the Nominating Procedures and any other applicable law, rule or regulation regarding director nominations. Stockholders may submit candidates for nomination for the Board by writing to: Board of Directors, First Eagle Alternative Capital BDC, Inc., 500 Boylston Street, Suite 1200, Boston, MA 02116. When submitting a nomination to us for consideration, a stockholder must provide certain information proving his status as a stockholder and certain information about each person whom the stockholder proposes to nominate for election as a director, including: (i) the name of the stockholder and evidence of the person’s ownership of shares of the Company, including the number of shares owned and the length of time of ownership, (ii) the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company, and if requested by the Governance and Compensation Committee, a completed and signed director’s questionnaire, (iii) the class, series (if applicable) and number of shares of our capital stock owned beneficially or of record by such individual; (iv) the date such shares were acquired and the investment intent of such acquisition; (v) whether such stockholder believes any such individual is, or is not, an “interested person” of the Company, as defined in the 1940 Act or is, or is not, “independent” as set forth in the Nasdaq Global Select Market listing standards, and information regarding such individual that is sufficient, in the discretion of the Board or any committee thereof or any authorized officer of the Company, to make either such determination, and (vi) all other information relating to such individual that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder. Such notice must be accompanied by the proposed nominee’s written consent to be named as a nominee and to serve as a director if elected.

One of the goals of the Governance and Compensation Committee is to assemble a board of directors that brings us a variety of perspectives and skills derived from high quality business and professional experiences. In considering possible candidates for election as a director, the Governance and Compensation Committee takes into account, in addition to such other factors as it deems relevant, the desirability of directors who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs and business of the Company;

•	are able to work with the other members of the Board and contribute to the success of the Company;

•	can represent the long-term interests of the Company’s stockholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Governance and Compensation Committee also considers all applicable legal and regulatory requirements that govern the composition of the Board.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the Governance and Compensation Committee may also consider such other factors as it may deem are in our best interests and those of our stockholders. The Governance and Compensation Committee also believes it appropriate for certain key members of our management to participate as members of the Board. The Governance and Compensation Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for Board membership.

The Governance and Compensation Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service or if the Governance and Compensation Committee or the Board decides not to re-nominate a member for re-election, the Governance and Compensation Committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of the Governance and Compensation Committee and Board are polled for suggestions as to individuals meeting the criteria of the Governance and Compensation Committee. Research may also be performed to identify qualified individuals. We have not engaged third parties to identify or evaluate or assist in identifying potential nominees to the Board.

In reviewing and approving the compensation, if any, by the Company for each of the Company’s executive officers, the Governance and Compensation Committee will, among other things, consider corporate goals and objectives relevant to executive officer compensation, evaluate each executive officer’s performance in light of such goals and objectives, and set each executive officer’s compensation based on such evaluation and such other factors as the Governance and Compensation Committee deems appropriate and in the best interests of the Company (including the cost to the Company of such compensation). Notwithstanding the foregoing, currently none of the Company’s executive officers are directly compensated by the Company. However, the Company reimburses its administrator for the allocable portion of overhead and other expenses incurred by the administrator in performing its obligations under an administration agreement, including an allocable share of the compensation of certain of the Company’s executive officers with finance, legal and/or compliance responsibilities.

A charter of the Governance and Compensation Committee and the Nominating Procedures is available in print to any stockholder who requests a copy, and is also available on the Company’s website at https://investor.feacbdc.com/.

Code of Ethics and Business Conduct

We have adopted a Code of Ethics and Business Conduct that applies to, among others, our executive officers, including our Principal Executive Officers and Principal Financial Officer, as well as every officer, director and employee of the Company. Requests for copies should be sent in writing to First Eagle Alternative Capital BDC, Inc., 500 Boylston Street, Suite 1200, Boston, MA 02116. The Company’s Code of Ethics and Business Conduct is also available on our website at https://investor.feacbdc.com/.

If we make any substantive amendment to, or grant a waiver from, a provision of our Code of Ethics and Business Conduct, we will promptly disclose the nature of the amendment or waiver on our website at https://investor.feacbdc.com/ as well as file a Form 8-K with the Securities and Exchange Commission.

Executive Compensation

None of our executive officers receive direct compensation from us. We do not engage any compensation consultants. The compensation of the Executive Officers and other investment professionals of the Advisor are paid by the Advisor. Further, we are prohibited under the 1940 Act from issuing equity incentive compensation, including stock options, stock appreciation rights, restricted stock and stock, to our officers, directors and employees.

Director Compensation

The following table sets forth compensation of the Company’s directors for the year ended December 31, 2021.

Name	Fees Earned or Paid in Cash(1)(2)
Interested Directors:
Christopher J. Flynn(3)	—
Independent Directors:
Edmund P. Giambastiani, Jr.	$123,000
Nancy Hawthorne	$160,500
James D. Kern	$127,000
Deborah McAneny	$140,500
Jane Musser Nelson	$129,500

(1)	For a discussion of the Independent Directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	As an interested director, Mr. Flynn did not receive any compensation for his service as a director. Mr. Flynn was employed by First Eagle Alternative Credit, LLC, and not by the Company.

From January 1, 2021 to December 31, 2021, we paid each Independent Director an annual fee. The annual fee was $67,500 between January 1, 2021 and December 31, 2021. We also paid the Independent Directors $12,000 per regular board meeting attended in person or by telephone, plus reimbursement of reasonable out of pocket expenses incurred in connection with in-person attendance at such meeting, and $1,500 per ad-hoc board meeting attended in person or by telephone, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with in-person attendance at such meeting. In addition, we paid the Chairperson of the Audit Committee an annual fee of $25,000, the other members of the Audit Committee an annual fee of $12,500, the Chairperson of the Governance and Compensation Committee an annual fee of $10,000 and other members of the Governance and Compensation Committee an annual fee of $6,000, for their additional services in these capacities. The Chairperson of the Board is also paid an annual fee of $25,000. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers.

No compensation is paid to the director who is an interested person of the Company as defined in the 1940 Act.

PROPOSAL 2: TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Upon the recommendation of the Audit Committee, the Board has retained PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022, subject to ratification by the Company’s stockholders.

Independent Auditor’s Fees

The following table presents fees incurred by the Company for the fiscal years ended December 31, 2021 and 2020 for the Company’s principal accounting firm, PricewaterhouseCoopers LLP.

	2021	2020
Audit Fees	$703,000	$635,000
Audit-Related Fees	205,000	76,000
Tax Fees	119,680	126,850
All Other Fees	2,956	956

Total Fees	$1,030,636	$838,806

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the condensed consolidated financial statements filed with the SEC on Forms 10-K and 10-Q, as well as work generally only the independent registered public accounting firm can be reasonably expected to provide, such as review of documents filed with the SEC, including certain Form 8-K filings.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees”. These services include, among other things, providing comfort letters and consents related to filings made with the SEC, as well as attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees. Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance.

All Other Fees. All other fees would include fees for products and services other than the services reported above.

Required Vote

The affirmative vote of a majority of the votes cast at the Annual Meeting participating in or by proxy is required to approve this proposal. Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal. Because brokers will have discretionary authority to vote for the ratification of the selection of the Company’s registered independent public accounting firm in the event that they do not receive voting instructions from the beneficial owner of shares of our common stock, there should not be any broker non-votes with respect to this proposal.

The Board unanimously recommends a vote “FOR” this proposal.

Audit Committee Report

As part of its oversight of First Eagle Alternative Capital BDC, Inc.’s financial statements, the Audit Committee reviewed and discussed with both management and the Company’s independent registered public accounting firm all of the Company’s financial statements filed with the SEC for each quarter during fiscal year 2021 and for the year ended December 31, 2021. Management advised the Audit Committee that all financial statements were prepared in accordance with GAAP, and reviewed significant accounting issues with the Audit Committee. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board in Release No. 2012-004. The independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Corporation Accounting Oversight Board Rule 3526, Communications with Audit Committees, regarding the independent accountant’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm the firm’s independence.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax, and other services to be provided by PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm. Pursuant to the policy, the Audit Committee pre-approves the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such service does not impair the firm’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent registered public accounting firm to management.

The Audit Committee has reviewed the audit fees paid by the Company to the independent registered public accounting firm. It has also reviewed non-audit services and fees to assure compliance with the Company’s and the Audit Committee’s policies restricting the independent registered public accounting firm from performing services that might impair its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the financial statements as of and for the year ended December 31, 2021, be included in the Company’s Annual Report on Form 10-K for filing with the SEC. The Audit Committee also recommended the selection of PricewaterhouseCoopers LLP to serve as the independent registered public accounting firm of the Company for the year ending December 31, 2022.

Audit Committee

Deborah McAneny, Chairperson

Nancy Hawthorne, Member

Jane Musser Nelson, Member

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates the Audit Committee Report by reference.

PROPOSAL 3: TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY

OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES

Required Vote

Approval of this proposal requires the affirmative vote of the holders of a majority of the shares present participating or represented by proxy at the Annual Meeting and entitled to vote on the proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will have the effect of a vote against this proposal.

The Board unanimously recommends a vote “FOR” the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies.

Stockholder Proposals

Any stockholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Company’s proxy statement and form of proxy for the 2023 Annual Meeting of Stockholders must be received by the Company on or before December 30, 2022. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: Sabrina Rusnak-Carlson, Secretary of the Company at 500 Boylston Street, Suite 1200, Boston, MA 02116.

Stockholder proposals or director nominations to be presented at the 2023 Annual Meeting of Stockholders, other than stockholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be timely delivered in writing to the Secretary of the Company at the principal executive offices of the Company not less than ninety (90) days nor more than one hundred and twenty (120) days prior to the first anniversary of the preceding year’s Annual Meeting of Stockholders. For the Company’s 2023 Annual Meeting of Stockholders, the Company must receive such proposals and nominations no later than March 18, 2023 and no earlier than February 16, 2023. If the date of the Annual Meeting has been advanced by more than thirty (30) calendar days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, of if no annual meeting was held in the preceding year, stockholder proposals or director nominations must be so delivered not earlier than one hundred and twenty (120) days prior to the date of the Annual Meeting of Stockholders and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which such public disclosure of the date of the Annual Meeting of Stockholders is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Proposals must also comply with the other requirements contained in the Company’s By-laws, including supporting documentation and other information. Proxies solicited by the Company will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

Other Business

The Board does not presently intend to bring any other business before the Annual Meeting, and, so far as is known to the Board, no matters may properly be brought before the Annual Meeting except as specified in the Notice of the Annual Meeting. As to any other business that may properly come before the Annual Meeting, however, the proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you plan to participate in the Annual Meeting, we encourage you to vote your shares by following the instructions on the Notice of Internet Availability of Proxy Materials.

Annual Reports

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which includes our audited consolidated financial statements, certain supplementary financial information and management’s discussion and analysis of financial condition and results of operations, is being furnished with this proxy statement. We incorporate by reference the audited consolidated financial statements and notes thereto in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2021.

SCAN TO VIEW MATERIALS & VOTE w FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC. 500 BOYLSTON STREET, SUITE 1200 VOTE BY INTERNET BOSTON, MA 02116 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/FCRD2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D82688-P74210 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC. For Withhold For All To withhold authority to vote for any individual All All Except nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. To elect as directors of First Eagle Alternative Capital ! ! ! BDC, Inc., each to serve until the 2023 Annual Meeting of Stockholders or until their successors are duly elected and qualified. Nominees: 01) Christopher J. Flynn 04) James D. Kern 02) Edmund P. Giambastiani, Jr. 05) Deborah McAneny 03) Nancy Hawthorne 06) Jane Musser Nelson The Board of Directors recommends you vote FOR the following proposals: For Against Abstain 2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the fiscal year ! ! ! ending December 31, 2022. 3. To approve the adjournment of the Annual Meeting, if necessary or appropriate, to solicit additional proxies. ! ! ! Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. D82689-P74210 FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC. Annual Meeting of Stockholders June 16, 2022 at 11:00 AM EDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jennifer Wilson and Sabrina Rusnak-Carlson, or either of them, as proxies, each with the power to appoint her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FIRST EAGLE ALTERNATIVE CAPITAL BDC, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:00 AM EDT on June 16, 2022, at www.virtualshareholdermeeting.com/FCRD2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side